UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2023

(Date of earliest event reported)

Cineverse Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Fifth Avenue, Suite M289, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CNVS	Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2023, Cineverse Corp. (the “Company”) entered into Amendment No. 1 (the “EWB Loan Amendment”) to the Amended and Restated Loan, Guaranty and Security Agreement, dated as of September 15, 2022 by and between the Company, East West Bank (“EWB”) and the Guarantors named therein, which are certain subsidiaries of the Company (the “Loan Agreement”). The EWB Amendment extended the maturity date under the Loan Agreement to September 15, 2024, among other things. The EWB Loan Amendment was effective as of Augusts 8, 2023. There is currently no outstanding principal balance under the Loan Agreement.

On August 11, 2023, the Company also entered into Amendment No. 1 (the “EWB Copyright Amendment”) to the Copyright Security Agreement dated as of September 15, 2022 by and between EWB and each of the Company and the Guarantors named in the Loan Agreement. The EWB Copyright Amendment addressed the corporate name change (from Cinedigm to Cineverse) for the Company and certain subsidiary Guarantors. The EWB Copyright Amendment was effective as of August 8, 2023.

The foregoing descriptions of the EWB Loan Amendment and the EWB Copyright Amendment are qualified in their entirety by reference to such documents, which are filed herewith as Exhibits 10.1 and 4.1, respectively.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Amendment No. 1 to Copyright Security Agreement, dated as of August 8, 2023, by and between East West Bank and each of Cineverse Corp. and the Guarantors party thereto.
10.1	Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement, dated as of August 8, 2023, by and between Cineverse Corp., East West Bank and the Guarantors named therein.**
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

** Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEVERSE CORP.

Dated: August 14, 2023	By:	/s/ Gary S. Loffredo
Gary S. Loffredo
Chief Legal Officer, Secretary and Senior Advisor